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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 7, 1999
                                                 -----------------------------

                             AEROVOX INCORPORATED
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            (Exact name of registrant as specified in its charter)




         Delaware                  0-18018               76-0254329
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(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
       of Incorporation)        File Number)



                   740 Belleville Ave., New Bedford MA 02745
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              (Address of principal executive offices) (Zip Code)



Registrant's telephone number:          (508) 994-9661
                               -------------------------------------------------


                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

     As of October 7, 1999, the Company and its Rights Agent under the Rights Agreement dated as of December 1, 1989, ChaseMellon Shareholder Services, L.L.C. (as successor Rights Agent to Mellon Bank, N.A.), entered into an amendment to the Rights Agreement which requires that any successor Rights Agent have at the time of its appointment a combined capital and surplus of at least $10 million rather than $50 million.

     As of October 13, 1999 the Company removed ChaseMellon Shareholder Services, L.L.C., as Rights Agent, and appointed the Company's transfer agent, American Stock Transfer & Trust Company, as successor Rights Agent under the Rights Agreement.

     As of October 20, 1999 the Company and American Stock Transfer & Trust Company entered into an amendment to the Rights Agreement which increases the threshold required to become an Acquiring Person from beneficial ownership of 15% of the Common Shares of the Company to beneficial ownership of 20% of the Common Shares of the Company. The Amendment also excepts certain Beneficial Owners of 20% or more of the Common Shares of the Company from the definition of an Acquiring Person if such Persons inadvertently acquired the Common Shares and agree not to purchase more Common Shares (and in some instances agree to sell Common Shares to reduce beneficial ownership below 20%) while holding more than 20% of the Common Shares. This amendment also extends the term of the Rights Agreement by changing the Final Expiration Date from December 1, 1999 to December 1, 2009.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)  Exhibits:
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     1.   Press release issued by Aerovox Incorporated (the "Company") on
          October 20, 1999.

     2. Amendment No. 1 to the Rights Agreement dated as of October 7, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor Rights Agent to Mellon Bank, N.A.), as Rights Agent.

     3. Amendment No. 2 to the Rights Agreement dated as of October 20, 1999 between the Company and American Stock Transfer & Trust Company, as successor Rights Agent.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  AEROVOX INCORPORATED


Date: October 21, 1999            By: /s/ Robert D. Elliott
                                      -----------------------------------------
                                  Name:  Robert D. Elliott
                                  Title: President and Chief Executive Officer

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                                 EXHIBIT INDEX


     The following designated exhibits are filed herewith:             Page
                                                                       ----


     1.   Press release issued by Aerovox Incorporated (the              5
          "Company") on October 20, 1999.

     2.   Amendment No. 1 to the Rights Agreement dated as               6
          of October 7, 1999 between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor Rights Agent to Mellon Bank, N.A.), as
          Rights Agent.

     3.   Amendment No. 2 to the Rights Agreement dated as               8
          of October 20, 1999 between the Company and American Stock Transfer & Trust Company, as successor Rights Agent.